Exhibit 10.51

SOTHERLY HOTELS INC.

$5,000,000

COMMON STOCK

PAR VALUE $0.01 PER SHARE

Up to 400,000 Shares

7.875% SERIES C CUMULATIVE REDEEMABLE PERPETUAL PREFERRED STOCK

PAR VALUE $0.01 PER SHARE

SALES AGENCY AGREEMENT

August 31, 2018

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Sotherly Hotels Inc., a Maryland corporation (the “Company”), and Sotherly Hotels LP, a Delaware limited partnership (the “Operating Partnership” and together with the Company, the “Transaction Entities”), confirm their agreement (this “Agreement”) with Sandler O’Neill & Partners, L.P. (the “Agent” or “you”), as follows:

1. The Company proposes, subject to the terms and conditions stated herein, to issue and sell from time to time to or through the Agent, shares (the “Common Shares”) of the common stock, par value $0.01 per share (“Common Stock”) of the Company, having an aggregate gross sales price of up to $5,000,000, and up to 400,000 shares (the “Preferred Shares” and, together with the Common Shares, the “Shares”) of the 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share (the “Preferred Stock”) of the Company on the terms set forth in this Agreement. The Company agrees that whenever it determines to sell the Shares directly to the Agent, as principal or otherwise other than as set forth in Section 3 hereof, it will enter into a separate agreement, which will include customary terms and conditions consistent with the representations, warranties and provisions in this Agreement and which will be agreed upon by the parties thereto (each, a “Terms Agreement”).

At each Delivery Date (as defined in Section 3(i) below), (i) the Company will contribute the net proceeds from the offering of the Common Shares to the Operating Partnership in exchange for limited partnership units in the Operating Partnership (the “OP Units”), and the Operating Partnership will issue the OP Units to the Company, and (ii) the Company will contribute the net proceeds from the offering of the Preferred Shares to the Operating Partnership in exchange for 7.875% Series C Cumulative Redeemable Preferred Units in the Operating Partnership (the “Series C Preferred Units”), and the Operating Partnership will issue the Series C Preferred Units to the Company.

The Company and the Operating Partnership have filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “1933 Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-220369), including a base prospectus relating to the Common Stock and the Preferred Stock, including the Shares to be issued from time to time by the Company, and which incorporates by reference documents that the Company and the Operating Partnership have filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “1934 Act”). The Company has prepared a prospectus supplement (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement, which Prospectus Supplement specifically relates to the sale of the Shares pursuant to an “at the market” offering as defined in Rule 415 of the 1933 Act. The Company will furnish to the Agent, for use by the Agent, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the 1933 Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Act, is herein referred to as the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Company with the Commission pursuant to Rule 424(b) under the 1933 Act is herein referred to as the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission via the Commission’s Electronic Data-Gathering, Analysis and Retrieval system (“EDGAR”).

As used in this Agreement:

“Applicable Time” means, with respect to any Shares, the time of sale of such Shares pursuant to this Agreement or any relevant Terms Agreement.

“General Disclosure Package” means any Issuer General Use Free Writing Prospectuses and the Prospectus.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, relating to the Shares in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the 1933 Act.

“Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule II to this Agreement.

“Issuer Limited-Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus.

2. The Transaction Entities, jointly and severally represent and warrant as of the date hereof, each Representation Date (as defined in Section 6(n) below), each Applicable Time (as defined in Section 1 above) referred to herein, and each Delivery Date, and agrees with the Agent that:

(a) Compliance with Registration Requirements. Each of the Registration Statement and any post-effective amendment thereto have been prepared by the Company in conformity with the requirements of the 1933 Act. The Company meets all conditions and requirements for the use of Form S-3 to register the offer and sale of the Shares in accordance with General Instruction I.B.6 of Form S-3. No stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued under the 1933 Act, no notice or objection to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the 1933 Act Regulations has been received by the Company, no order preventing or suspending the use of the Prospectus has been issued and no proceedings for any of those purposes have been instituted or are pending or, to the knowledge of the Company, contemplated. The Company has complied with each request, if any, from the Commission for additional information.

Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, at each Applicable Time and each Delivery Date, complied and will comply in all material respects with the requirements of the 1933 Act. The Prospectus and each amendment or supplement thereto, as of their respective issue dates, complied and will comply, in all material respects with the 1933 Act and the 1933 Act Regulations at each Applicable Time and each Delivery Date. The copies of the Registration Statement and any Rule 462(b) Registration Statement (as defined in Section 2(d) below) and any amendments thereto, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements thereto delivered to the Agent for use in connection with the offering of the Shares were or will be substantially identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

(b) Accurate Disclosure. Neither the Registration Statement nor any post-effective amendment thereto, at the respective time it became effective, at each Applicable Time and at each Delivery Date, contained, contains or will contain an untrue statement of a material fact or omitted, omits or will omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At each Applicable Time and at each Delivery Date, neither (A) the General Disclosure Package or (B) any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the

General Disclosure Package, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Neither the Prospectus nor any amendment or supplement thereto (including any prospectus wrapper), as of its issue date, at the time of any filing with the Commission pursuant to Rule 424(b), at each Applicable Time and at each Delivery Date, included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus and the General Disclosure Package, when they were filed with the Commission conformed in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the General Disclosure Package, when such documents are filed with the Commission, will conform in all material respects to the requirements of the 1934 Act and the 1934 Act Regulations and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company filed the Registration Statement with the Commission before using any free writing prospectus and each free writing prospectus was preceded or accompanied by the Prospectus satisfying the requirements of Section 10 under the 1933 Act.

The representations and warranties in this Section 2(b) shall not apply to statements in or omissions from the Registration Statement (or any amendment thereto), the General Disclosure Package or the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with the Agent Information (as defined in Section 9(a) below).

(c) Issuer Free Writing Prospectuses. No Issuer Free Writing Prospectus conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein, or any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the 1933 Act and the 1933 Act Regulations on the date of first use, and the Company has complied with any filing requirements applicable to such Issuer Free Writing Prospectus pursuant to the 1933 Act Regulations. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Agent; provided, that such consent is deemed to have been given with respect to each Issuer Free Writing Prospectus identified on Schedule II. The Company has retained in accordance with the 1933 Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the 1933 Act.

The first sentence of this Section 2(c) shall not apply to the Agent Information.

(d) Due Registration of the Shares. The sale of the Shares has been duly registered under the 1933 Act pursuant to the Registration Statement. The Registration Statement has become effective under the 1933 Act, or, with respect to any registration statement to be filed to register the offer and sale of the Shares pursuant to Rule 462(b) under the 1933 Act (a “Rule 462(b) Registration Statement”), will be filed with the Commission and become effective under the 1933 Act prior to the time of any sale of Shares pursuant to such Rule 462(b) Registration Statement.

(e) Not Ineligible Issuer. At the time of filing the Registration Statement and any post-effective amendment thereto, and at the date hereof, the Company is not an “ineligible issuer,” as defined in Rule 405, without taking account of any determination by the Commission pursuant to Rule 405 that it is not necessary that the Company be considered an ineligible issuer.

(f) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Registration Statement, the General Disclosure Package, and the Prospectus are independent public accountants with respect to the Company as required by the 1933 Act and the Public Company Accounting Oversight Board.

(g) Financial Statements; Non-GAAP Financial Measures. The financial statements together with the related schedules and notes thereto of the Company and its consolidated subsidiaries included in the Registration Statement, the General Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of the 1933 Act and 1934 Act, as applicable, and present fairly the financial position of the entities purported to be shown thereby (including the Company’s predecessor entities and the Company and its consolidated subsidiaries) as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the U.S. (“GAAP”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; and the selected financial data and the summary financial information included or incorporated by reference in the Registration Statement, the General Disclosure Package and the Prospectus have been derived from the accounting records of the Company and its consolidated subsidiaries, including the Operating Partnership, and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement. Except as included therein, no historical or pro forma financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus under the 1933 Act, the 1933 Act Regulations or the 1934 Act. All disclosures contained or incorporated by reference in the Registration Statement, the General Disclosure Package or the Prospectus regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission) comply in all material respects with Regulation G of the 1934 Act and Item 10 of Regulation S-K of the 1933 Act, to the extent applicable.

(h) No Material Adverse Change in Business. Except as otherwise stated in the Registration Statement, the General Disclosure Package and the Prospectus, since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package or the Prospectus, (A) there has been no material adverse change in or affecting the properties or assets described in the Registration Statement, General Disclosure Package and the Prospectus as owned or leased by the Transaction Entities (each, a “Property” and collectively, the “Properties”) considered as a whole or in the business, condition (financial or otherwise), results of operations, stockholders’ or partners’ equity, as applicable, earnings, business affairs or business prospects of the Transaction Entities and their direct and indirect subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”); (B) there have been no transactions entered into by the Transaction Entities or the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Transaction Entities and the Subsidiaries considered as one enterprise, (C) there has been no liability or obligation, direct or contingent (including off-balance sheet obligations), which is material to the Transaction Entities and the Subsidiaries considered as one enterprise, incurred by the Transaction Entities or any of the Subsidiaries, except obligations incurred in the ordinary course of business, and (D) there has been no distribution of any kind declared, paid or made by the Transaction Entities on any class of capital stock, OP Units, or other form of ownership interests in the Transaction Entities.

(i) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland and has all corporate power and authority to own, lease, and operate its Properties and to conduct its business as described in each of the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement; and has been duly qualified as a foreign corporation for the transaction of business and is in good standing (where such concept is recognized) under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(j) Good Standing of the Operating Partnership. The Operating Partnership has been duly formed and is validly existing as a limited partnership in good standing under the laws of the State of Delaware, has all limited partnership power and limited partnership authority to own, lease and operate its properties, conduct its business as described in the Registration Statement, the General Disclosure Package and the Prospectus and enter into and perform its obligations under this Agreement and is duly qualified as a foreign limited partnership to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not, singly or in the aggregate, result in a Material Adverse Effect. The Company is the sole general partner of the Operating Partnership. The Operating Partnership Agreement (as defined in Section 2(p) below), filed as an exhibit to the Registration Statement, is in full force and effect.

(k) Significant Subsidiaries. Except as set forth on Schedule 2(k), none of the Subsidiaries meets the definition of a “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X). Each of the Subsidiaries set forth on Schedule 2(k) (the “Significant Subsidiaries”) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts any business so as to require such qualification, except where the failure to so qualify or be in good standing does not have, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; all of the issued shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and are owned, directly or through other Subsidiaries of the Company, by the Company, free and clear of any pledge, lien, encumbrance, or claim.

(l) Authorization and Description of the Common Stock and the Preferred Stock. The Company has authorized the Common Stock as set forth in each of the General Disclosure Package and the Prospectus under the captions “Description of Offered Stock” and “Description of Common Stock and Preferred Stock,” and all of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws and conform to the description of the Common Stock contained in each of the General Disclosure Package and the Prospectus under the captions “Description of Offered Stock” and “Description of Common Stock and Preferred Stock”; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company. The Company has authorized Preferred Stock as set forth in each of the General Disclosure Package and the Prospectus under the captions “Description of Offered Stock” and “Description of Common Stock and Preferred Stock,” and all of the outstanding shares of Preferred Stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable, and have been issued in compliance with federal and state securities laws and conform to the description of the Preferred Stock contained in each of the General Disclosure Package and the Prospectus under the captions “Description of Offered Stock” and “Description of Common Stock and Preferred Stock”; and no such shares were issued in violation of the preemptive or similar rights of any security holder of the Company.

(m) Authorization and Description of the Partnership Units. The Registration Statement, the General Disclosure Package and the Prospectus accurately describe the aggregate percentage interests in the Operating Partnership held by the Company and any limited partners. The outstanding OP Units have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding OP Units was issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. The Series C Preferred Units to be issued by the Operating Partnership in connection with the Company’s contribution to the Operating Partnership of the net proceeds from the sale of the Preferred Shares pursuant to the Agreement have been duly authorized for issuance and delivery by the Operating Partnership to the Company, and, when issued and delivered by the Operating Partnership to the Company, will be validly issued and fully paid. None of the Series C Preferred Units will be issued in violation of the preemptive or other similar rights of any securityholder of the Operating Partnership. Except as contemplated by this Agreement, neither of the Transaction Entities have sold, issued or distributed any Series C Preferred Units

(n) Authorization and Description of the Shares. The Shares have been duly authorized for issuance and sale by the Company through the Agent pursuant to this Agreement and, when duly executed, authenticated, issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and nonassessable. The issuance of Shares is not subject to the preemptive or other similar rights of any securityholder of the Company. The Shares conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the rights set forth in the instruments defining the same. No holder of Shares will be subject to personal liability by reason of being such a holder. Any certificates to be used to evidence the Shares will, at any Delivery Date, be in due and proper form and will comply in all material respects with all applicable legal requirements, the requirements of the Articles of Amendment and Restatement of the Company, as amended and supplemented from time to time, and the Second Amended and Restated Bylaws of the Company, and the requirements of the NASDAQ Global Market (“NASDAQ”). The shares of Common Stock initially issuable upon conversion of the Preferred Shares have been duly authorized and, when issued upon conversion of the Preferred Shares in accordance with the terms of the Articles Supplementary, will be validly issued, fully paid and nonassessable, and the issuance of such shares of Common Stock will not be subject to or in violation of any preemptive or similar rights of any securityholder of the Company. The Board of Directors of the Company has duly and validly reserved such shares of Common Stock for issuance upon conversion of the Preferred Shares.

(o) Authorization and Description of this Agreement, Articles Supplementary and OP Agreement Amendment. The Agreement has been duly authorized, executed and delivered by the Transaction Entities and, when duly executed and delivered in accordance with its terms by the other parties thereto, constitutes, as the case may be, a valid and binding agreement of the Transaction Entities, enforceable against the Transaction Entities in accordance with its terms. The Articles Supplementary to the Company’s Articles of Amendment and Restatement classifying and designating additional Preferred Stock as Series C Preferred Stock (the “Articles Supplementary”), and Amendment No. 5 to the Operating Partnership Agreement, classifying additional units of the Operating Partnership as Series C Preferred Units (the “OP Agreement Amendment”), will each be, on or prior to the first Delivery Date, duly authorized and executed. The Agreement, the Articles Supplementary and the OP Agreement Amendment each conform in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus and such description conforms in all material respects to the terms set forth in the Agreement, the Articles Supplementary and the OP Agreement Amendment.

(p) Authorization and Description of the Partnership Agreement. The Amended and Restated Agreement of Limited Partnership of Sotherly Hotels LP, dated December 21, 2004, as amended (the “Operating Partnership Agreement”), conforms in all material respects to all statements relating thereto contained in the Registration Statement, the General Disclosure Package and the Prospectus.

(q) Warrants, Options and Registration Rights. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and other than pursuant to the terms of the Operating Partnership Agreement, (A) there are no outstanding rights (contractual or otherwise), warrants or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity interest in the Company, other than in the ordinary course of business, consistent with past practice, under the Company’s equity compensation programs and (B) no person has the right to require the Transaction Entities or any of the Subsidiaries to register any securities for sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(r) Absence of Violations, Defaults and Conflicts. Neither of the Transaction Entities nor any of the Subsidiaries is (A) in violation of its articles of incorporation or charter (including, with respect to the Company, the Articles Supplementary), as applicable, by-laws, certificate of limited partnership, agreement of limited partnership (including with respect to the Operating Partnership, the OP Agreement Amendment) or other organizational document, as applicable, (B) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, hotel management agreement, franchise agreement or other agreement or instrument to which the Transaction Entities or any of the Subsidiaries is a party or by which it or any of them may be bound or to which any of the Properties or any other properties or assets of the Transaction Entities or any of the Subsidiaries is subject (collectively, “Agreements and Instruments”), except for such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect, or (C) in violation of any law, statute, rule, regulation, judgment, order, writ or decree of any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency having jurisdiction over the Transaction Entities or any of the Subsidiaries or the Properties or any of their respective other properties, assets or operations (each, a “Governmental Entity”), except for such violations that would not, singly or in the aggregate, result in a Material Adverse Effect.

(s) Issuance and Execution. The issuance and sale of the Shares, the execution, delivery and performance of this Agreement by the Transaction Entities and the consummation of the transactions contemplated hereby and in the Registration Statement, the General Disclosure Package and the Prospectus and compliance by the Transaction Entities with its obligations hereunder have been duly authorized by all necessary corporate and limited partnership action, as applicable, and, except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon the Properties or any of the Subsidiaries pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults or Repayment Events or liens, charges or encumbrances that would not, singly or in the aggregate, result in a Material Adverse Effect), nor will such action result in any violation of (i) the provisions of the articles of incorporation or charter, as applicable, by-laws, certificate of limited partnership, agreement of limited partnership or other organizational document, as applicable, of the Transaction Entities or any of the Subsidiaries or (ii) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any Governmental Entity, except in the case of clause (ii) only, for any such violation that would not, singly or in the aggregate, result in a Material Adverse Effect. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Transaction Entities or any of the Subsidiaries.

(t) Absence of Labor Dispute. No labor dispute with the employees of the Transaction Entities or any of the Subsidiaries exists or, to the knowledge of the Transaction Entities, is imminent, which, in any such case, would, singly or in the aggregate, result in a Material Adverse Effect.

(u) Absence of Proceedings. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there is no action, suit, proceeding, inquiry or investigation pending, or, to the knowledge of the Transaction Entities, threatened, against or affecting the Transaction Entities or any of the Subsidiaries, which is required to be disclosed in the Registration Statement or the Prospectus (other than as disclosed therein), or which would, singly or in the aggregate, result in a Material Adverse Effect, or which would materially and adversely affect the property or assets of the Transaction Entities and the Subsidiaries, taken as a whole, or the consummation of the transactions contemplated in this Agreement, or the performance by the Transaction Entities of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Transaction Entities or any of the Subsidiaries is a party or of which any of the Properties or assets is the subject which are not described in the Registration Statement, the General Disclosure Package and the Prospectus, including ordinary routine litigation incidental to the business, would not result in a Material Adverse Effect.

(v) Accuracy of Exhibits. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

(w) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any Governmental Entity is necessary or required for the performance by the Transaction Entities of its obligations hereunder or in connection with the offering, issuance or sale of the Shares hereunder or the consummation of the transactions contemplated by this Agreement or the application of the net proceeds from the sale of the Shares as described under the heading “Use of Proceeds” as set forth in the General Disclosure Package and the Prospectus, except such as have been already obtained or as may be required under the 1933 Act, the rules of the NASDAQ, the securities laws or real estate syndication laws of any applicable U.S. state or jurisdiction or the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the filing of the Articles Supplementary with the State Department of Assessments and Taxation of the State of Maryland (the “SDAT”).

(x) Possession of Licenses and Permits. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, the Transaction Entities and the Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by the appropriate Governmental Entities necessary to conduct the business now operated by them, except where the failure so to possess would not, singly or in the aggregate, result in a Material Adverse Effect. The Transaction Entities and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, result in a Material Adverse Effect. All of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not, singly or in the aggregate, result in a Material Adverse Effect. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Transaction Entities nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

(y) Title to Property. (A) The Operating Partnership, any of the Subsidiaries or any joint venture in which the Operating Partnership or any of the Subsidiaries owns an interest (each such joint venture being referred to as a “Related Entity”), as the case may be, have good and marketable fee or leasehold title to the Properties, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, other than those that (1) are described in the Registration Statement, the General Disclosure Package and the Prospectus or (2) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Operating Partnership, any of the Subsidiaries or any Related Entity; (B) except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Operating Partnership nor any of the Subsidiaries or any Related Entity owns any real property other than the Properties; (C) each of the ground leases, subleases and sub-subleases relating to a Property, if any, material to the business of the Operating Partnership and the Subsidiaries, considered as one enterprise, are in full force and effect, with such exceptions as do not materially interfere with the use made or proposed to be made of such Property by the Operating Partnership, any of the Subsidiaries or any Related Entity, and (1) no default or event of default has occurred under any ground lease, sublease or sub-sublease with respect to such Property and none of the Operating Partnership, any of the Subsidiaries or any Related Entity has received any notice of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under such ground lease, sublease or sub-sublease and (2) none of the Operating Partnership, any of the Subsidiaries or any Related Entity has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Operating Partnership, any of the Subsidiaries or any Related Entity under any of the ground leases, subleases or sub-subleases mentioned above, or affecting or questioning the rights of the Operating Partnership, any of the Subsidiaries or any Related Entity to the continued possession of the leased, subleased or sub-subleased premises under any such ground lease, sublease or sub-sublease; (D) all liens, charges, encumbrances, claims or restrictions on any of the Properties and the assets of the Operating Partnership, any of the Subsidiaries or any Related Entity that are required to be disclosed in the Registration Statement or the Prospectus are disclosed therein; (E) no tenant under any of the leases at the Properties has a right of first refusal or an option to purchase the premises demised under such lease; (F) each of the Properties complies with all applicable codes, laws and regulations (including, without limitation, building and zoning codes, laws and regulations and laws relating to access to the Properties), except if and to the extent disclosed in the Registration Statement, the General Disclosure Package or the Prospectus and except for such failures to comply that would not, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect; (G) the mortgages and deeds of trust that encumber certain of the Properties are not convertible into equity securities of the entity owning such Property and said mortgages and deeds of trust are not cross-defaulted or cross-collateralized with any property other than certain other Properties; and (H) none of the Operating Partnership, any of the Subsidiaries or any Related

Entity or, to the knowledge of the Operating Partnership, any lessee of any of the Properties is in default under any of the leases governing the Properties and none of the Operating Partnership, any of the Subsidiaries or any Related Entity knows of any event which, whether with or without the passage of time or the giving of notice, or both, would constitute a default under any of such leases, except such defaults that would not, singly or in the aggregate, result in a Material Adverse Effect.

(z) Joint Venture Agreements. Each of the partnership agreements, limited liability company agreements or other joint venture agreements (each, a “Joint Venture Agreement”) to which the Transaction Entities or the Subsidiaries is a party, and which relates to one or more of the Properties, has been duly authorized, executed and delivered by the Transaction Entities or the Subsidiaries, as applicable, and constitutes the legal, valid and binding agreement thereof, enforceable in accordance with its terms, except, in each case, to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors’ rights or remedies generally or by general equitable principles, and, with respect to equitable relief, the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforcement is sought in a proceeding at law or in equity), and with respect to any indemnification provisions contained therein, except as rights under those provisions may be limited by applicable law or policies underlying such law.

(aa) Possession of Intellectual Property. The Transaction Entities and the Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, “Intellectual Property”) reasonably necessary, if any, to conduct the business now operated by them, and neither the Transaction Entities nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Transaction Entities or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(bb) Environmental Laws. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus and except as would not, singly or in the aggregate, be reasonably expected to result in a Material Adverse Effect, (A) none of the Transaction Entities, any of the Subsidiaries, any Related Entity nor any of the Properties is in violation of any Environmental Laws (as defined below), (B) the Transaction Entities, the Subsidiaries, the Related Entities and the Properties have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no now pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law or Hazardous Material (as defined below) against the Transaction Entities, any of the Subsidiaries or any Related Entity or otherwise with regard to the Properties, (D) there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Properties, the Transaction Entities, any of the Subsidiaries or any Related Entity relating to Hazardous Materials or any Environmental Laws, and (E) none of the Properties is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency or on any similar list or inventory issued by any other federal, state or local governmental authority having or claiming jurisdiction over such properties pursuant to any other Environmental Laws. As used herein, “Hazardous Material” shall mean any flammable explosives, radioactive materials, chemicals, pollutants, contaminants, wastes, hazardous wastes, toxic substances, mold, and any hazardous material as defined by or regulated under any Environmental Law, including, without limitation, petroleum or petroleum products, and asbestos-containing materials. As used herein, “Environmental Law” shall mean any applicable foreign, federal, state or local law (including statute or common law), ordinance, rule, regulation or judicial or administrative order, consent decree or judgment relating to the protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Secs. 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Secs. 5101-5127, the Solid Waste Disposal Act, as amended, 42 U.S.C. Secs. 6901-6992k, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Secs. 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Secs. 2601-2692, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Secs. 136-136y, the Clean Air Act, 42 U.S.C. Secs. 7401-7671q, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Secs. 1251-1387, and the Safe Drinking Water Act, 42 U.S.C. Secs. 300f-300j-26, as any of the above statutes may be amended from time to time, and the regulations promulgated pursuant to any of the foregoing.

(cc) Utilities and Access. To the knowledge of the Transaction Entities, water, stormwater, sanitary sewer, electricity, and telephone service are all available at the property lines of each Property over duly dedicated streets or perpetual easements of record benefiting the applicable Property. To the knowledge of the Transaction Entities, each of the Properties has legal access to public roads and all other roads necessary for the use of each of the Properties.

(dd) No Condemnation. The Transaction Entities have no knowledge of any pending or threatened condemnation proceedings, zoning change or other proceeding or action that will materially affect the use or value of any of the Properties.

(ee) Accounting Controls and Disclosure Controls. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, including any document incorporated by reference therein, the Company (i) has taken all necessary actions to ensure that, within the time period required, the Company will maintain effective internal control over financial reporting (as defined under Rule 13a-15 and Rule 15d-15 under the 1934 Act Regulations) and (ii) currently maintains a system of internal accounting controls (or operate under the Company’s system of internal accounting controls) sufficient to provide reasonable assurances that: (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Registration Statement, the General Disclosure Package and the Prospectus, since the end of the Company’s most recent audited fiscal year, there has been (1) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (2) no change in the Company’s internal control over financial reporting that has adversely affected, or is reasonably likely to adversely affect, the Company’s internal control over financial reporting. The auditors of the Company and the Audit Committee of the Board of Directors of the Company, have been advised of: (i) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting that have adversely affected, or are reasonably likely to adversely affect, the ability of the Company and the Subsidiaries to record, process, summarize and report financial information; and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal control over financial reporting of the Company and the Subsidiaries. The Company and the Subsidiaries have established a system of disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the 1934 Act) that are designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms, and is accumulated and communicated to the Company’s management, including its principal executive officer or officers and principal financial officer or officers, as appropriate, to allow timely decisions regarding disclosure.

(ff) Compliance with the Sarbanes-Oxley Act and NASDAQ Global Market Rules. The Company and, to the knowledge of the Company, each of the Company’s directors and officers, in their capacities as such, has been and is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) and the Company is in compliance in all material respects with the applicable rules and regulations of NASDAQ.

(gg) Payment of Taxes. All United States federal income tax returns of the Transaction Entities and the Subsidiaries required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Transaction Entities and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, state, local or other law except insofar as the failure to file such returns would not, singly or in the aggregate, result in a Material Adverse Effect, and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Transaction Entities and the Subsidiaries in respect of any tax liability for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not, singly or in the aggregate, result in a Material Adverse Effect.

(hh) ERISA. The Transaction Entities are in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”). To the knowledge of the Transaction Entities, no portion of the assets of the Transaction Entities constitutes “plan assets” of an employee benefit plan as defined in and subject to Title I of ERISA or a plan as defined in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”). No “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Transaction Entities would have any liability. The Transaction Entities have not incurred nor expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412, 403, 431, 432 or 4971 of the Code. Each “pension plan” for which the Transaction Entities would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred thereunder, whether by action or by failure to act, which would cause the loss of such qualification, except where the failure to be so qualified would not, singly or in the aggregate, result in a Material Adverse Effect.

(ii) Business Insurance. The Transaction Entities and the Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Transaction Entities have no reason to believe that they or any of the Subsidiaries will not be able to (A) renew, if desired, its existing insurance coverage as and when such policies expire or (B) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not, singly or in the aggregate, result in a Material Adverse Effect. Neither the Transaction Entities nor any of the Subsidiaries has been denied any insurance coverage which they have sought or for which they have applied.

(jj) Title Insurance. The Transaction Entities and the Subsidiaries and each Related Entity carries or is entitled to the benefits of title insurance on the fee interests and/or leasehold interests (in the case of a ground lease interest) with respect to each Property with financially sound and reputable insurers, in an amount not less than such entity’s cost for the real property comprising such Property, insuring that such party is vested with good and insurable fee or leasehold title, as the case may be, to each such Property.

(kk) Investment Company Act. Each Transaction Entity is not and, after giving effect to the offering and sale of the Shares, and after receipt of payment for the Shares and the application of such proceeds as described in each of the General Disclosure Package and the Prospectus, will not be required, to register as an “investment company” under the Investment Company Act of 1940, as amended.

(ll) Absence of Manipulation. Neither the Transaction Entities nor any of the Subsidiaries or other affiliates has taken or will take, directly or indirectly, any action which is designed, or would reasonably be expected, to cause or result in, or which constitutes, the stabilization or manipulation of the price of any security of the Transaction Entities to facilitate the sale or resale of the Shares.

(mm) Foreign Corrupt Practices Act. Neither the Transaction Entities nor the Subsidiaries nor, to the knowledge of either of the Transaction Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. Each of the Transaction Entities and the Subsidiaries, and to the knowledge of the Transaction Entities, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(nn) Money Laundering Laws. The operations of each of the Transaction Entities and the Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”). No action, suit or proceeding, to the knowledge of the Transaction Entities, inquiry or investigation by or before any Governmental Entity involving the Transaction Entities or any of the Subsidiaries with respect to the Money Laundering Laws is pending and, to the knowledge of the Transaction Entities, no such action suit, proceeding, inquiry or investigation is threatened.

(oo) OFAC. None of the Transaction Entities, any of the Subsidiaries or, to the knowledge of the Transaction Entities, any director, officer, agent, employee, affiliate or other person acting on behalf of either of the Transaction Entities or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”). The Company will not directly or indirectly use the proceeds of the offering of the Shares, or lend, contribute or otherwise make available such proceeds to any of the Subsidiaries, joint venture partners or other persons, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(pp) Statistical and Market-Related Data. Any statistical and market related data included in the Registration Statement, the General Disclosure Package or the Prospectus are based on or derived from sources that the Transaction Entities believe to be reliable and accurate in all material respects and, to the extent required, the Transaction Entities have obtained the written consent to the use of such data from such sources.

(qq) Approval of Listing. The Shares have been approved for listing for quotation on the NASDAQ, subject to official notice of issuance.

(rr) Distributions. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, neither the Transaction Entities nor any Subsidiary thereof is prohibited, directly or indirectly, from making any distributions to the Company, from making any other distribution on any of its equity interests or from repaying any loans or advances made by the Company, the Operating Partnership or any of the Subsidiaries.

(ss) Finder’s Fees. Except as disclosed in the Registration Statement, the General Disclosure Package, and the Prospectus, the Transaction Entities have not incurred any liability for any finder’s fees or similar payments in connection with the transactions contemplated in this Agreement, except as may otherwise exist with respect to the Agent pursuant to this Agreement.

(tt) Certain Relationships. No relationship, direct or indirect, exists between or among either of the Transaction Entities or any Subsidiary on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any Subsidiary, on the other, that is required by the 1933 Act to be described in each of the General Disclosure Package and the Prospectus or by the rules and regulations of the Commission thereunder and that is not so described.

(uu) Accurate Disclosure in General Disclosure Package. The statements set forth in the General Disclosure Package under the captions “Description of the Offered Stock” and “Description of Common Stock and Preferred Stock,” insofar as they purport to constitute a summary of the terms of the Common Stock and Preferred Stock, are accurate and complete.

(vv) Accurate Disclosure in the Prospectus. The statements in the Prospectus under the headings “Summary—The Offering,” “Description of the Offered Stock,” “Description of Common Stock and Preferred Stock,” “Certain Provisions of Maryland Law and of Our Charter and Bylaws,” “Material U.S. Federal Income Tax Considerations” and “Plan of Distribution,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings in all material respects.

(ww) Material Lending or Other Relationship. Except as described in the Prospectus, neither of the Transaction Entities (A) has any material lending or other relationship with any bank or lending affiliate of the Agent or (B) intends to use any of the proceeds from the sale of the Shares hereunder to repay any outstanding debt owed to any affiliate of the Agent.

(xx) Off-Balance Sheet Transactions. Except as described in each of the General Disclosure Package and the Prospectus, there are no material off-balance sheet transactions, arrangements, obligations (including contingent obligations), or any other relationships with unconsolidated entities or other persons, that may reasonably be expected to have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses.

(yy) Forward-Looking Statements. The information contained in the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus that constitutes “forward-looking” information within the meaning of Section 27A of the 1933 Act and Section 21E of the 1934 Act were made by the Company on a reasonable basis and reflect the Company’s good faith belief or estimate of the matters described therein.

(zz) Certificates. Any certificate signed by any officer of the Transaction Entities and delivered to the Agent or counsel for the Agent in connection with the sale of the Shares contemplated hereby shall be deemed a representation and warranty by the Transaction Entities to the Agent and shall be deemed to be a part of this Section 2 and incorporated herein by this reference.

(aaa) Other Issuances. Since January 1, 2012, except (i) as disclosed in the Registration Statement and the Prospectus, (ii) for grants under the Equity Plans (as defined in Section 6(r) below), (iii) for redemptions of OP Units pursuant to the Operating Partnership’s Amended and Restated Agreement of Limited Partnership and (iv) for unregistered sales, issuances or distributions of shares of Common Stock or OP Units that would not be required to be disclosed under Item 3.02 of Form 8-K, the Company has not sold, issued or distributed any shares of Common Stock and the Operating Partnership has not sold, issued or distributed any OP Units.

(bbb) REIT Qualification. Commencing with its taxable year ended December 31, 2004, the Company has been organized and has operated in conformity with the requirements for qualification and taxation as a real estate investment trust (“REIT”) under the Code and continuing through its taxable year ended December 31, 2017, and the Company’s proposed method of operation will enable it to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2018 and thereafter. All statements regarding the Company’s qualification and taxation as a REIT and descriptions of the Company’s organization and proposed method of operation (inasmuch as they relate to the

Company’s qualification and taxation as a REIT) set forth in the Registration Statement, the General Disclosure Package and the Prospectus are accurate and fair summaries of the legal or tax matters described therein in all material respects.

(ccc) No Other Materials. The Company has not distributed and, prior to the later to occur of (i) the Applicable Time and (ii) completion of the distribution of the Shares, will not distribute any prospectus (as such term is defined in the 1933 Act and the rules and regulations promulgated by the Commission thereunder) in connection with the offering and sale of the Shares other than the Registration Statement, the General Disclosure Package, and the Prospectus or other materials, if any, permitted by the 1933 Act or by the rules and regulations promulgated by the Commission thereunder and approved by the Agent.

(ddd) Reportable Transactions. Neither the Transaction Entities nor any of the Subsidiaries has participated in any reportable transaction, as defined in Treasury Regulation Section 1.6011-4(b)(1).

(eee) Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Shares substantially in accordance with the description set forth in the General Disclosure Package and the Prospectus under the heading “Use of Proceeds.”

(fff) Officer’s Certificates. Any certificate signed by any officer or other representative of the Company delivered to the Agent or to counsel for the Agent shall be deemed a representation and warranty by the Company, as applicable, to the Agent as to the matters covered thereby.

(ggg) Outstanding Voting Stock. As of the close of trading on NASDAQ on the Trading Day (as defined in Section 3(b) below) immediately prior to the date of this Agreement, the aggregate market value of the outstanding voting stock of the Company held by persons other than affiliates (as defined in Rule 405 of the 1933 Act) of the Company was equal to approximately $85,517,639.

3. (a) On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions set forth herein, upon the Agent’s acceptance of the terms of a Placement Notice (as defined in Section 3(b) below) or such other instructions provided by the Company to the Agent pursuant to Section 3(b) or upon receipt by the Agent of an Acceptance (as defined in Section 3(c) below), as the case may be, and unless the sale of the Placement Shares (as defined in Section 3(b) below) as described therein has been declined, suspended or otherwise terminated in accordance with the terms of this Agreement, the Company agrees to issue and sell through the Agent, as sales agent, and the Agent agrees, subject to the limitations and provisions in this Section 3 or as may otherwise be agreed to between the parties from time to time, to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell as sales agent for the Company, the Shares. Sales of the Shares, if any, through the Agent acting as sales agent will be made by means of ordinary brokers’ transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

(b) The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Agent on any day that is a trading day for the NASDAQ (other than a day on which NASDAQ is scheduled to close prior to its regular weekday closing time) (each, a “Trading Day”), and the Company has instructed the Agent to make such sales. Prior to the commencement of the offering, when the Company wishes to issue and sell the Shares hereunder, it will notify the Agent at least one or five (as applicable) “business days,” as defined in Rule 100 of Regulation M (a “Regulation M Business Day”), prior to the Trading Day on which sales are desired to commence by e-mail notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Shares to be sold, which shall at a minimum include the amount or number of Shares desired to be issued (the “Placement Shares”), a form of which containing such minimum sales parameters necessary is attached hereto as Annex I (a “Placement Notice”). The Placement Notice shall originate from any of the individuals from the Company set forth on Schedule I (with a copy to each of the other individuals from the Company listed on such schedule), and shall be addressed to each of the individuals from the Agent set forth on Schedule I as shall be set forth in a written notice from the Agent to the Company from time to time. On any Trading Day that the Company wishes to issue and sell the Shares hereunder (each, a “Placement”), the Company may instruct the Agent by telephone (confirmed promptly by telecopy or email, which confirmation will be promptly acknowledged by the Agent), or such other method mutually agreed to in writing by the parties, as to the maximum amount or number of Shares to be sold by the Agent on such day (in any event not in excess of the number available for sale under the Prospectus and the currently effective Registration Statement) and the minimum price per Share at which such Shares may be sold. For purposes of this Agreement, whenever a party is required to take action or refrain from taking action one or five Regulation M Business Days prior to a particular date, the determination as to whether the applicable period shall be one or five Regulation M Business Days will depend on whether, at the particular time in question, the applicable “restricted period,” as defined in Rule 100 of Regulation M, for the Shares is one or five Regulation M Business Days.

(c) If the Agent wishes to accept such proposed terms included in the Placement Notice (which it may decline to do for any reason in its sole discretion) or, following discussion with the Company, agrees to accept amended terms, the Agent will, prior to 4:30 p.m. (New York City Time) on the business day following the business day on which such Placement Notice is delivered to the Agent, issue to the Company a notice by e-mail (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Company and the Agent set forth on Schedule I) setting forth the terms that the Agent is willing to accept. Where the terms provided in the Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Company or the Agent until the Company delivers to the Agent an acceptance by e-mail (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which e-mail shall be addressed to all of the individuals from the Company and the Agent set forth on Schedule I. The Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Company of the Agent’s acceptance of the terms of the Placement Notice or upon receipt by the Agent of the Company’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Shares set forth in the Placement Notice has been sold, (ii) the Company issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iii) this Agreement has been terminated under the provisions of Section 10 or (iv) either party shall have suspended the sale of the Placement Shares in accordance with the terms of this Agreement. It is expressly acknowledged and agreed that neither the Company nor the Agent will have any obligation whatsoever with respect to a Placement or any Placement Shares unless and until the Company delivers a Placement Notice to the Agent and either (x) the Agent accepts the terms of such Placement Notice or (y) where the terms of such Placement Notice are amended, the Company accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

(d) Notwithstanding the foregoing, the Company shall not authorize the issuance and sale of, and the Agent shall not be obligated to use its commercially reasonable efforts to sell, any Shares (i) at a price lower than the minimum price therefor authorized from time to time, or (ii) in a number in excess of the aggregate number of Preferred Shares or aggregate gross sale price of Common Shares authorized from time to time to be issued and sold under this Agreement, in each case, by the Company’s board of directors (the “Board”) or a duly authorized committee or subcommittee thereof (the “Designated Subcommittee”), and notified to the Agent in writing. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail to those individuals specified on Schedule I), suspend or terminate the offering of the Shares for any reason and at any time; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which have not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(e) Under no circumstances shall the aggregate gross sale price of Common Shares or aggregate number of Preferred Shares sold pursuant to this Agreement exceed the aggregate gross sale price or number of shares, as the case may be, of Shares (i) set forth in paragraph 1 of this Agreement, (ii) available for issuance under the Prospectus and the then currently effective Registration Statement or (iii) authorized from time to time to be issued and sold under this Agreement by the Board or the Designated Subcommittee and notified to the Agent in writing. In addition, under no circumstances shall any Shares be sold at a price lower than the minimum price therefor authorized from time to time by the Board or the Designated Subcommittee and notified to the Agent in writing. Notwithstanding anything to the contrary contained herein (other than the following sentence), the parties hereto agree that compliance with the limitations set forth in this Section 3(e) regarding the aggregate offering price of the Shares issued and sold under this Agreement shall be the sole responsibility of the Company, and the Agent shall have no obligation in connection with such compliance. The Agent covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement.

(f) Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instructions provided by the Company to the Agent pursuant to Section 3(b), the Agent may sell Placement Shares by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the 1933 Act, including without limitation sales made directly on the NASDAQ, on any other existing trading market for the Common Stock or Preferred Stock or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable) or such other instruction provided by the Company to the Agent pursuant to Section 3(b), the Agent may also sell Placement Shares by any other method permitted by law, including but not limited to privately negotiated transactions subject to the prior written approval of the Company. Notwithstanding anything to the contrary herein and for a period of time beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect, the Agent agrees that in no event will it or any of its affiliates engage in any market making, stabilization or other market or trading activity with regard to the Shares if such activity would be prohibited under Regulation M or other anti-manipulation rules under the 1933 Act or the 1934 Act.

(g) The compensation payable to the Agent for sales of Shares shall not exceed 2.5% of the gross sales price of the Shares; provided, however, that such rate of compensation shall not apply when the Agent acts pursuant to a Terms Agreement, provided further, that in no event shall the compensation payable to the Agent exceed 8.0% of the gross sales price of the Shares. The remaining proceeds, after further deduction for any transaction fees, transfer taxes or other similar fees, taxes or charges imposed by any federal, state, local or other governmental, regulatory or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”). The Agent shall notify the Company as promptly as practicable if any deduction described in the preceding sentence will be required.

(h) The Agent shall provide written confirmation (which may be by e-mail) to the Company following the close of trading on the NASDAQ each day on which Shares are sold under this Agreement setting forth the amount of Common Shares or number of Preferred Shares sold on such day, the gross sales prices of the Shares, the Net Proceeds to the Company and the compensation payable by the Company to the Agent under this Agreement with respect to such sales.

(i) Settlement for sales of Shares will occur on the second business day that is also a Trading Day following the trade date on which such sales are made, unless another date shall be agreed to by the Company and the Agent (each such day, a “Delivery Date”). On each Delivery Date, the Shares sold through the Agent for settlement on such date shall be delivered by the Company to the Agent against payment of the Net Proceeds from the sale of such Shares. Settlement for all Shares shall be effected by book-entry delivery of Shares to the Agent’s account at The Depository Trust Company against payment by the Agent of the Net Proceeds from the sale of such Shares through the Agent in same day funds delivered to an account designated by the Company. If the Company or its transfer agent (if applicable) shall default on its obligation to deliver Shares on any Delivery Date, the Company shall (A) indemnify and hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Agent any commission to which it would otherwise be entitled absent such default. If the Agent breaches this Agreement by failing to deliver the applicable Net Proceeds on any Delivery Date for Shares delivered by the Company, the Agent will pay the Company interest based on the effective overnight federal funds rate until such proceeds, together with such interest, have been fully paid.

(j) The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company shall only be effected by or through the Agent, from the period beginning one or five Regulation M Business Days, as applicable, prior to the time when the first sale pursuant to a Placement Notice occurs and continuing through the time such Placement Notice is in effect; provided, however, that the foregoing limitation shall not apply to (i) exercise of any option, warrant, right, unit or any conversion privilege set forth in the instrument governing such security or any other security of the Company or the Subsidiaries or (ii) sales solely to employees or security holders of the Company or the Subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.

(k) The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement or pursuant to a Terms Agreement.

(l) The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling the Shares, (ii) the Agent may not solicit any offers to buy the Shares, (iii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell the Shares for any reason other than a failure by the Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Shares as required under this Section 3, subject to the limitations and provisions in this Section 3 or as may otherwise be agreed to between the parties from time to time and (iv) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise agreed by the Agent and the Company in a Terms Agreement.

(m) At each Applicable Time, each Delivery Date, each Representation Date, the Transaction Entities shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement.

4. Alternative Arrangements.

(a) If the Company wishes to issue and sell the Shares other than as set forth in Section 3 of this Agreement (an “Alternative Placement”), it will notify the Agent of the proposed terms of such Alternative Placement. If the Agent, acting as principal or agent, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company wishes to accept amended terms, the Agent and the Company will enter into a Terms Agreement, setting forth the terms of such Alternative Placement.

(b) The terms set forth in a Terms Agreement will not be binding on the Company or the Agent unless and until the Company and the Agent have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement will control.

5. (a) Notwithstanding any other provision of this Agreement, (i) the Company shall not offer or sell, or instruct the Agent to offer or sell, any Shares, (ii) the Company, by notice to the Agent given by telephone (confirmed promptly by e-mail), shall cancel any instructions for the offer or sale of Shares, and (iii) the Agent shall not be obligated to offer or sell any Shares, (x) unless otherwise agreed to in writing by the parties hereto (which agreement may be contained in a Placement Notice or in such other instructions provided by the Company to the Agent pursuant to Section 3(b)) during any period in which the Company’s insider trading policy, as it exists on the date of this Agreement, would prohibit the purchases or sales of the Company’s Common Stock by its officers or directors, (y) at any time or during any period that the Company is in possession of material non-public information or (z) except as provided in Section 5(b) below, at any time from and including the date (each, an “Announcement Date”) on which the Company shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is twenty-four (24) hours after the time that the Company files (a “Filing Time”) a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement. For purposes of this Section 5(a) and Section 5(b) below, references to “twenty-four (24) hours” shall exclude any hours in a day that is not a business day.

(b) If the Company wishes to offer or sell Shares on any date during the period from and including an Announcement Date through and including the time that is twenty-four (24) hours after the corresponding Filing Time, the Company shall (i) prepare and deliver to the Agent (with a copy to counsel to the Agent) a Current Report on Form 8-K which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections or similar forward-looking data) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Agent, and obtain the consent of the Agent to the filing thereof (such consent not to be unreasonably withheld or delayed), (ii) provide the Agent with the officers’ certificate and accountants’ letter called for by Sections 6(n) and (p), respectively, and (iii) file (and not furnish) such Earnings 8-K with the Commission. If the Company fully satisfies the requirements of clauses (i) through (iii) of this Section 5(b), then the provisions of Section 5(a), except as otherwise provided herein, shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is twenty-four (24) hours after the time that the relevant Earnings Announcement was first publicly released) through and including the time that is twenty-four (24) hours after the Filing Time of the relevant Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate or accountants’ letter pursuant to this Section 5(b) shall not relieve the Company from any of its obligations under this Agreement with respect to any such Quarterly Report on Form 10-Q or Annual Report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, accountants’ letters and legal opinions and related letters as provided in Section 8 hereof, (B) this Section 5(b) shall in no way affect the provisions of clause (x) of Section 5(a), which shall have independent application and (C) the provisions of this Section 5(b) shall in no way affect the Company’s ability to file, subject to compliance with other applicable provisions of this Agreement, Current Reports on Form 8-K relating to earnings or other matters.

6. The Company agrees with the Agent as follows:

(a) The Company will prepare the Prospectus in a form approved by the Agent and file such Prospectus pursuant to Rule 424(b) under the 1933 Act on or prior to the date that is one business day following the date hereof unless otherwise agreed to by the Agent and will make no further amendment or any supplement to the Registration Statement or Prospectus (other than through any documents incorporated therein by reference) which shall be reasonably disapproved by the Agent promptly after reasonable notice thereof; to advise the Agent, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and during the Prospectus Delivery Period (defined as such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Agent a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the 1933 Act) in connection with sales of the Shares) to furnish the Agent with copies thereof; to advise the Agent, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Issuer Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Issuer Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its commercially reasonable efforts to obtain the withdrawal of such order.

(b) The Company will, during any period when the delivery of a prospectus is required in connection with the offering or sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), if any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus (including, without limitation, any document incorporated by reference therein) in order to comply with the 1933 Act or the 1934 Act, notify the Agent and, upon its request, file such document and prepare and furnish without charge to the Agent as many copies as the Agent may from time to time reasonably request of an amended or supplemented Prospectus (or incorporated document, as the case may be) that will correct such statement or omission or effect such compliance. Upon such notification, the Agent will cease selling the Shares on the Company’s behalf pursuant to this Agreement and suspend the use of the Prospectus until such amendment or supplement is filed; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or which an investor has agreed to purchase but which has not been delivered by the Company and paid for by such investor as contemplated hereby, prior to the giving of such notice.

(c) The Company represents and agrees that, unless it obtains the prior written consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior written consent of the Company, it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus,” as defined in Rule 433 under the 1933 Act, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 under the 1933 Act, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Agent is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The Company represents that it has satisfied the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

(d) Promptly from time to time to take such action as the Agent may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as the Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

(e) During the period in which a prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with any sale of Shares (including, without limitation, pursuant to Rule 173(d) of the 1933 Act), to furnish the Agent with copies of the Prospectus or a supplement to the Prospectus in New York City in such quantities as the Agent may from time to time reasonably request.

(f) To make generally available to its securityholders as soon as practicable an earnings statement of the Company and its consolidated subsidiaries (which need not be audited) complying with Section 11(a) of the 1933 Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

(g) To furnish to its stockholders, as soon as practicable after the end of each fiscal year, an annual report (including a balance sheet and statements of income, stockholders’ equity and cash flows of the Company and its consolidated subsidiaries certified by an independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its consolidated subsidiaries for such quarter in reasonable detail.

(h) Until the earlier of the Shares ceasing to be outstanding or the third year anniversary of the latest effective date of the Registration Statement, to furnish to the Agent copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided the Company will be deemed to have furnished such reports and financial statements to the Agent to the extent they are filed on the Commission’s EDGAR system.

(i) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in each of the General Disclosure Package and the Prospectus under the caption “Use of Proceeds”.

(j) To use its reasonable best efforts to list for quotation the Shares on the NASDAQ.

(k) To file with the Commission such information on Form 10-K or Form 10-Q as may be required by Rule 463 under the 1933 Act.

(l) To comply, and to use its reasonable best efforts to cause the Company’s directors and officers, in their capacities as such, to comply, in all material respects, with all effective applicable provisions of the Sarbanes-Oxley Act and the rules and regulations thereunder.

(m) The Company will reasonably cooperate on a timely basis with any reasonable due diligence request from, or review conducted by, the Agent or its counsel from time to time in connection with the transactions contemplated hereby, including, without limitation, and upon reasonable notice, providing information and making available documents and appropriate corporate officers, during regular business hours and at the Company’s principal offices and/or by telephone, as the Agent or its counsel may reasonably request (each such process, a “Due Diligence Process”).

(n) Upon commencement of the offering of Shares under this Agreement, promptly after each (i) date the Registration Statement or the Prospectus shall be amended or supplemented (other than (1) by an amendment or supplement providing solely for the determination of the terms of the Shares, (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the 1934 Act or (3) by a prospectus supplement relating to the offering of other securities (including, without limitation, other shares of Common Stock)) (each such date, a “Registration Statement Amendment Date”), (ii) date on which the Company shall file (x) an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or (y) an amendment to any such document (each such date, a “Company Periodic Report Date”) and, (iii) reasonable request by the Agent; provided, that such request follows a Due Diligence Process (each date of any such request, a “Supplemental Request Date”) (each of the date of the commencement of the offering of Shares under this Agreement and each Registration Statement Amendment Date, Company Periodic Report Date and Supplemental Request Date is hereinafter referred to as a “Representation Date”), the Company will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent) a certificate dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or amendment thereto, as the case may be), in a form reasonably satisfactory to the Agent to the effect that the statements contained in the certificate referred to in Section 8(j) of this Agreement which was last furnished to the Agent are true and correct as of the date of such certificate as though made at and as of the date of such certificate (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 8(j), but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such certificate. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(o) Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will furnish or cause to be furnished to the Agent (with a copy to counsel to the Agent), unless the Agent otherwise agrees in writing, the written opinion and letter of counsel to the Company, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K or Quarterly Report on Form 10-Q or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q or amendment thereto, as the case may be), in a form and substance reasonably satisfactory to the Agent and its counsel, of the same tenor as the opinions and letters referred to in Section 8(c) of this Agreement, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such opinion and letter or, in lieu of such opinion and letter, counsel last furnishing any such opinion and letter to the Agent shall furnish the Agent with a letter substantially to the effect that the Agent may rely on such counsel’s last opinion and letter to the same extent as though each were dated the date of such letter authorizing reliance (except that statements in such last opinion and letter shall be deemed to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter authorizing reliance). As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time. Solely for the purposes of this paragraph, the term “Representation Date” shall not include the date of filing of any Earnings 8-K or any amendment thereto.

(p) Upon commencement of the offering of Shares under this Agreement, and promptly after each other Representation Date, the Company will cause each of Dixon Hughes Goodman LLP, or other independent accountants reasonably satisfactory to the Agent, to furnish to the Agent (with a copy to counsel to the Agent), unless the Agent otherwise agrees in writing, a letter, dated such Representation Date (or, in the case of an amendment or supplement to the Registration Statement or the Prospectus (including, without limitation, by the filing of an Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Earnings 8-K or any amendment thereto), the date of the effectiveness of such amendment to the Registration Statement or the date of filing with the Commission of such supplement or any such Form 10-K, Form 10-Q, Earnings 8-K or any amendment thereto, as the case may be), in form reasonably satisfactory to the Agent and its counsel, of the same tenor as the letter referred to in Section 8(e) hereof, but modified as necessary to relate to the Registration Statement, the Prospectus and the General Disclosure Package as amended and supplemented to the date of such letter. As used in this paragraph, to the extent there shall be an Applicable Time on or following the applicable Representation Date, “promptly” shall be deemed to be on or prior to the next succeeding Applicable Time.

(q) The Company will not, and will cause the Subsidiaries not to, and use reasonable efforts to cause its affiliates and any person acting on their behalf not to, directly or indirectly, (i) take any action designed to or that has constituted or that reasonably would be expected to cause or result in the stabilization or manipulation of the price of any security of the Company or (ii) sell, bid for or purchase the Shares to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Shares to be issued and sold pursuant to this Agreement other than the Agent.

(r) During the pendency of any Placement Notice (as amended by the corresponding Acceptance, if applicable) given hereunder, (i) the Company shall provide the Agent notice no less than one or five Regulation M Business Days, as applicable, before it or any of the Subsidiaries or any person acting on their behalf, directly or indirectly, offers to sell, contracts to sell, sells, grants any option to sell or otherwise disposes of any Common Stock (other than Placement Shares offered pursuant to the provisions of this Agreement) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire Common Stock; provided, that no such restriction shall apply in connection with (1) the issuance, grant or sale of Common Stock, options to purchase Common Stock or Common Stock issuable upon the exercise of options or other equity awards pursuant to any stock option, stock bonus or other stock or compensatory plan or arrangement described in the Prospectus (the “Equity Plans”), (2) the issuance or sale of Common Stock pursuant to any dividend reinvestment plan that the Company may adopt from time to time, provided the implementation of such is disclosed to the Agent in advance, or (3) the redemption of OP Units pursuant to the terms of the Operating Partnership Agreement; (ii) the Company shall not, and shall cause any affiliated purchasers (as defined in Rule 100 of Regulation M) of the Company to not, bid for, purchase or induce any other persons to bid for or purchase Shares; and (iii) the Company shall provide the Agent notice no less than one or five Regulation M Business Days, as applicable, before it or any of the Subsidiaries or affiliates or any person acting on their behalf engages in any special selling efforts or selling methods with regard to Shares, including but not limited to presenting at any investor conference or other similar meeting where potential investors may be present.

(s) During the period beginning on the date hereof and ending on the later of the fifth anniversary of the Applicable Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which it may be entitled pursuant to Section 9 of this Agreement, the Company shall not, without the prior written consent of the Agent (which consent shall not be unreasonably withheld, conditioned or delayed), take or permit to be taken any action that could result in the Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance; provided, however, that this covenant shall be null and void if any federal or state agency having jurisdiction over the Company, by regulation, policy statement or interpretive release or by written order or written advice addressed to the Company and specifically addressing the provisions of Section 9 hereof, permits indemnification of the Agent by the Company as contemplated by such provisions.

(t) The Company will use its best efforts to meet the requirements for qualification and taxation as a REIT under the Code for its taxable year ending December 31, 2018 and for each subsequent year thereafter, unless and until the Board determines in good faith that it is no longer in the best interests of the Company and its stockholders to be so qualified.

(u) Until completion of the distribution of the Shares, the Company will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the rules and regulations of the Commission thereunder.

(v) The Company shall have duly executed, delivered and filed with the SDAT the Articles Supplementary on or prior to first Delivery Date. Until completion of the distribution of the Shares, the Articles Supplementary shall be effective under the Maryland General Corporation Law.

(w) The Company, as the sole general partner of the Operating Partnership, shall have duly authorized, executed and delivered the OP Agreement Amendment on or prior to the first Delivery Date.

(x) The Company shall ensure that there are at all time sufficient shares of Common Stock to provide for the issuance, free of any preemptive rights, out of its authorized but unissued shares of Common Stock, of the maximum number of shares of Common Stock issuable upon conversion of the Preferred Shares.

7. The Company covenants and agrees with the Agent that the Company will pay or cause to be paid the following: (i) the reasonable out-of-pocket expenses incurred by the Agent in connection with the transactions contemplated hereby (regardless of whether the sale of the Shares is consummated), including, without limitation, disbursements, fees and expenses of the Agent’s counsel, reasonably incurred, and travel expenses; (ii) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares under the 1933 Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Permitted Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Agent; (iii) the cost of printing or producing this Agreement, any Blue Sky memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 6(d) hereof, including the fees and disbursements of counsel for the Agent in connection with such qualification and in connection with any Blue Sky memorandum (v) all fees and expenses in connection with listing the Shares on NASDAQ; (vi) the filing fees incident to, and the fees and disbursements of counsel for the Agent in connection with, securing any required review by FINRA of the terms of the sale of the Shares; (vii) the cost of preparing stock certificates; (viii) the cost and charges of any transfer agent or registrar; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section.

8. The obligations of the Agent hereunder shall be subject, in its sole discretion, to the condition that all representations and warranties and other statements of the Transaction Entities herein or in certificates of any officer of the Transaction Entities delivered pursuant to the provisions hereof are true and correct as of the time of the execution of this Agreement, and as of each Representation Date, Applicable Time and Delivery Date, to the condition that the Transaction Entities shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

(a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the 1933 Act on or prior to the date hereof and the Company shall have complied with all other requirements applicable to the Prospectus or any supplement thereto under Rule 424(b) (without giving effect to Rule 424(b)(8)). The Company shall have complied with all filing requirements applicable to any Issuer Limited-Use Free Writing Prospectus used or referred to after the date hereof. No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Limited-Use Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission, any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus (including, without limitation, in any document incorporated by reference therein) or otherwise shall have been complied with, and the Commission shall not have notified the Company of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto.

(b) The Agent shall have received a letter from CT Corporation, or a similar firm, indicating based on available electronic databases the good standing of the Transaction Entities in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the Agent may reasonably request.

(c) Baker & McKenzie LLP, counsel for the Transaction Entities (or, subject to the sole discretion of the Agent in the case of any written opinion or opinions required to be delivered after the commencement of the offering of the Shares under this Agreement, the in house legal counsel for the Transaction Entities) shall have furnished to you such written opinion or opinions on each date specified in Section 6(o), as the case may be, in form and substance satisfactory to counsel for the Agent, to the effect set forth in Annex II and Annex III hereto and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.

(d) Morrison & Foerster LLP, counsel for the Agent, shall have furnished to you their written opinions in such form as you may reasonably request, on each date specified in Section 6(o).

(e) On each date specified in Section 6(p), and except as otherwise agreed by the Agent, Dixon Hughes Goodman LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance as previously provided to counsel to the Agent.

(f) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in each of the General Disclosure Package and the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the General Disclosure Package or Prospectus, and (ii) since the respective dates as of which information is given in each of the General Disclosure Package and the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change not set forth or contemplated in the General Disclosure Package or Prospectus, in or affecting the Properties, the general affairs, management, financial position, stockholders’ equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in each of the General Disclosure Package and the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the reasonable judgment of the Agent so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the terms and in the manner contemplated in each of the General Disclosure Package and the Prospectus.

(g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or on NASDAQ; (ii) a suspension or material limitation in trading in the Company’s securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or state authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or a material adverse change in general economic, political or financial conditions, including without limitation as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Agent makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

(h) To the extent required, the Shares to be sold shall have been duly listed for quotation on NASDAQ.

(i) If within the Prospectus Delivery Period, the Company shall have complied with the provisions of Section 6(a) hereof with respect to the furnishing of prospectuses on the business day next succeeding the date of this Agreement.

(j) The Transaction Entities shall have furnished or caused to be furnished to you on each Representation Date specified in Section 6(n) certificates of officers of the Transaction Entities satisfactory to you as to the accuracy of the representations and warranties of the Transaction Entities herein at and as of such Representation Date, as to the performance by the Transaction Entities of all of its obligations hereunder to be performed at or prior to such Representation Date, and as to the matters set forth in subsections (a) and (f) and (m) of this Section 8 and such other matters reasonably requested by the Agent.

(k) Upon commencement of the offering of Shares under this Agreement and on such other dates as reasonably requested by Agent, the Company will furnish or cause to be furnished promptly to the Agent a Placement Notice or such other instructions provided pursuant to Section 3(b) as requested by the Agent.

(l) The Transaction Entities and the Agent hereby agree that the date of commencement of sales under this Agreement shall be the date the Transaction Entities and the Agent mutually agree (which may be later than the date of this Agreement).

(m) Each Subsidiary of the Company which meets the definition of “significant subsidiary” (as such term is defined in Rule 1-02 of Regulation S-X) has been duly organized and is validly existing in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in each of the General Disclosure Package and the Prospectus; each such Subsidiary is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify, or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock or other equity interest of each such subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim; none of the outstanding shares of capital stock or other equity interest of each such subsidiary were issued in violation of the preemptive or other similar rights of any security holder of such security; and the Company has all necessary consents and approvals under applicable federal and state laws and regulations to own its assets and carry on its businesses as currently conducted, except for those consents and approvals that would not have a Material Adverse Effect.

9. (a) The Transaction Entities, jointly and severally, shall indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither of the Transaction Entities shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein (provided that the Company and the Agent hereby acknowledge and agree that the only information that the Agent has furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, are (i) the statements set forth in the last sentence of paragraph 1, the first sentence of paragraph 3 and the last sentence of paragraph 7 under the “Plan of Distribution” in the Prospectus Supplement and (ii) such other statements as the Agent may, by notice given to the Company in writing after the date of this Agreement, have been furnished to the Company by the Agent specifically for inclusion in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer Limited-Use Free Writing Prospectus or any amendment or supplement thereto (collectively, the “Agent Information”).

(b) The Agent shall indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the General Disclosure Package, the Prospectus, or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein, provided that the Company and the Agent hereby acknowledge and agree that the only information that the Agent has furnished to the Company specifically for inclusion in the Registration Statement, the General Disclosure Package, the Prospectus or any individual Issuer Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, or any amendment or supplement thereto, is the Agent Information; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(d) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Transaction Entities on the one hand and the Agent on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Transaction Entities on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Transaction Entities on the one hand and the Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total commissions received by the Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Transaction Entities on the one hand or the Agent on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Transaction Entities and the Agent agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares distributed to the public were offered to the public exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Transaction Entities under this Section 9 shall be in addition to any liability which the Transaction Entities may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls (within the meaning of the 1933 Act) the Agent, or any of the respective partners, directors, officers and employees of the Agent or any such controlling person; and the obligations of the Agent under this Section 9 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company), each officer of the Company who signs the Registration Statement and to each person, if any, who controls the Transaction Entities, as the case may be, within the meaning of the 1933 Act.

10. Termination.

(a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including in respect of compensation of the Agent, shall remain in full force and effect notwithstanding such termination and (ii) the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Agent shall have the right, in its sole discretion, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect unless terminated pursuant to Section 10(a) or (b) above or otherwise by mutual agreement of the parties; provided, that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that the representations and warranties in Section 2 and the provisions of Sections 7, 9, 13, 14, 15, 16 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination or the date mutually agreed by the parties, as the case may be; provided, that such termination shall not be effective until the close of business on the date of receipt of such notice by Agent or the Company, or the date mutually agreed by the parties, as the case may be. If such termination shall occur prior to the Delivery Date for any sale of Stock, such sale shall settle in accordance with the provisions of Section 3(i) hereof.

11. The respective indemnities, agreements, representations, warranties and other statements of the Transaction Entities and the Agent, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Agent or any controlling person of the Agent, or the Transaction Entities, or any officer or director or controlling person of the Transaction Entities, and shall survive delivery of and payment for the Shares.

12. If this Agreement is terminated, neither of the Transaction Entities shall then be under any liability to the Agent except as provided in Section 9 hereof, which provisions shall survive termination.

13. The Company acknowledges and agrees that:

(a) in connection with the sale of the Shares, the Agent has been retained solely to act as sales agent, and no fiduciary, advisory or other agency relationship between the Company and the Agent have been created in respect of any of the transactions contemplated by this Agreement;

(b) it has been advised that the Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

(c) it waives, to the fullest extent permitted by law, any claims it may have against the Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

All statements, requests, notices and agreements hereunder shall be in writing, and if to the Agent shall be delivered or sent by mail, telex or facsimile transmission to you at 1251 Avenue of the Americas, 6th Floor, New York, NY 10020, Attention: General Counsel with a copy (for informational purposes only) to Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW Suite 6000, Washington, D.C. 20006, Attention: Justin Salon, Esq.; and if to the Transaction Entities shall be delivered or sent by mail to Sotherly Hotels Inc., 410 W. Francis Street, Williamsburg, Virginia 23185, Attention: Andrew M. Sims, with a copy (for informational purposes only) to Baker & McKenzie LLP, 815 Connecticut Ave., NW, Washington, DC 20006, Attention: Thomas J. Egan, Jr., Esq. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

14. This Agreement shall be binding upon, and inure solely to the benefit of, the Agent, the Transaction Entities and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Transaction Entities or the Agent, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares shall be deemed a successor or assign by reason merely of such purchase.

15. Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C., is open for business.

16. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

17. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement among the Agent, the Company and the Operating Partnership.

Very truly yours,

SOTHERLY HOTELS INC.

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	Chief Executive Officer

SOTHERLY HOTELS LP

By:	Sotherly Hotels Inc., its general partner

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	Chief Executive Officer

Accepted as of the date hereof:

SANDLER O’NEILL & PARTNERS, L.P.

By:	Sandler O’Neill & Partners Corp., the sole general partner

By:	/s/ Robert Kleinert
Name:	Robert Kleinert
Title:	An Officer of the Corporation